UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2023

VITRO BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-17378	84-1012042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Cherry Creek Drive South, Suite 720 Denver, Colorado	80209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 848-7627

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On March 15, 2023, Vitro Biopharma, Inc. (the “Company”) entered into definitive agreements with accredited investors for the sale of an aggregate of $237,600 of 8% convertible promissory notes (“Convertible Notes”) and warrants to purchase shares of common stock of the Company (“Warrants”) for aggregate proceeds of $237,600. Each sale and purchase was made through a Convertible Note and Warrant Purchase Agreement (“Purchase Agreement”) entered into with each investor.

A brief description of the material terms of the Convertible Notes, the Warrants and the Purchase Agreement is set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 17, 2023 and is incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the forms of Convertible Note, the Warrant and the Purchase Agreement filed as exhibits hereto. Interested parties are encouraged to read in their entirety the forms of the Convertible Note, the Warrant and the Purchase Agreement, as they contain important information not discussed in this report.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 and Item 3.02 of the Company’s Current Report on Form 8-K filed with the SEC on January 17, 2023 is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Form of Warrant to Purchase Stock (incorporated by reference to Exhibit 4.4 to the Company Annual Report on Form 10-K filed with the SEC on January 30, 2023)
10.1	Form of 8% Convertible Promissory Note (incorporated by reference to Exhibit 10.37 to the Company Annual Report on Form 10-K filed with the SEC on January 30, 2023)
10.2	Form of Convertible Note and Warrant Purchase Agreement (incorporated by reference to Exhibit 10.38 to the Company Annual Report on Form 10-K filed with the SEC on January 30, 2023)
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRO BIOPHARMA, INC.

Date: March 21, 2023	By:	/s/ Nathan Haas
	Name:	Nathan Haas
	Title:	Chief Financial Officer

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